SUPPLEMENT DATED MAY 27, 2022

TO

PROSPECTUS DATED MAY 1, 2003

WEALTHQUEST VARIABLE ANNUITY II

ISSUED BY

AMERICAN NATIONAL INSURANCE COMPANY

THROUGH ITS

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT

This supplement amends your prospectus. Please read it carefully and keep it with your prospectus for future reference.

American National Insurance Company is a wholly owned subsidiary of American National Group, Inc., a Delaware corporation (“ANAT”). Effective May 25, 2022, ANAT became an indirect wholly-owned subsidiary of Brookfield Asset Management Reinsurance Partners Ltd. (“Brookfield Reinsurance”) pursuant to the terms of an Agreement and Plan of Merger to which ANAT and Brookfield Reinsurance were parties. Brookfield Reinsurance (NYSE, TSX: BAMR) is an exempted company limited by shares existing under the laws of Bermuda. Brookfield Reinsurance provides capital solutions for insurance and reinsurance companies, and pension risk transfer products for Canadian pension plan sponsors. Each class A exchangeable share of Brookfield Reinsurance is exchangeable on a one-for-one basis with a class A limited voting share of Brookfield Asset Management Inc. (NYSE: BAM; TSX: BAM.A).